UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2025

BUKIT JALIL GLOBAL ACQUISITION 1 LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	001-41729	N/A
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

31-1 Taman Miharja Phase 3B, Jalan 3/93, 2 ½ Miles, Cheras

Kuala Lumpur, Malaysia 55200

 (Address of principal executive offices)

+603-91339688

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Ordinary Share, $0.0001 par value, one-half of one redeemable Warrant to acquire one Ordinary Share, and one Right to acquire one-tenth of one Ordinary Share	BUJAU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	BUJA	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Ordinary Share at an exercise price of $11.50	BUJAW	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-tenth of one Ordinary Share	BUJAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On August 5, 2024, Bukit Jalil Global Acquisition 1 Ltd., a Cayman Islands exempted company limited by shares (“BUJA” or the “Company”) entered into a business combination agreement dated August 5, 2024 (as amended on March 3, 2025, the “Business Combination Agreement”), with GIBO HOLDINGS LIMITED, a Cayman Islands exempted company limited by shares (“PubCo”), GIBO Merger Sub 1 Limited, a Cayman Islands exempted company limited by shares (“Merger Sub I”), GIBO Merger Sub 2 Limited, a Cayman Islands exempted company limited by shares (“Merger Sub II”), and Global IBO Group Ltd., a Cayman Islands exempted company limited by shares (“GIBO”).

Pursuant to the Business Combination Agreement, among other things, (i) on April 14, 2025, Merger Sub I merged with and into GIBO, with GIBO as the surviving entity and a wholly-owned subsidiary of PubCo (the “First Merger”), and (ii) on May 7, 2025, Merger Sub II merged with and into BUJA, with BUJA as the surviving entity and a wholly-owned subsidiary of PubCo (the “Second Merger,” and together with the First Merger and the other transactions contemplated by the Business Combination Agreement, the “Business Combination”). Upon the consummation of the Business Combination, each of BUJA and GIBO became a wholly-owned subsidiary of PubCo, and BUJA’s shareholders and GIBO’s shareholders (except certain shareholders of GIBO (such shareholders, the “Founders”)) received Class A ordinary shares of par value of $0.000001 each of PubCo (“PubCo Class A Ordinary Shares”) and the Founders received Class B ordinary shares of par value of $0.000001 each of PubCo (“PubCo Class B Ordinary Shares”) as consideration and became the shareholders of PubCo. Each PubCo Class A Ordinary Share entitles the holder thereof to one (1) vote on all matters subject to vote at general meetings of PubCo while each PubCo Class B Ordinary Share entitles the holder thereof to twenty (20) votes on all matters subject to vote at general meetings of PubCo. Each PubCo Class B Ordinary Share is convertible into one (1) PubCo Class A Ordinary Share at any time at the option of the holder thereof and PubCo Class A Ordinary Shares are not convertible into PubCo Class B Ordinary Shares under any circumstances.

On May 9, 2025, PubCo Class A Ordinary Shares commenced trading on the Nasdaq Global Market (“Nasdaq”) under the symbol “GIBO.”

The foregoing summary of the material terms of the Business Combination Agreement are further described in BUJA’s definitive proxy statement dated March 12, 2025, filed with the Securities and Exchange Commission (“SEC”) on March 12, 2025.

Item 1.01. Entry into a Material Definitive Agreement.

Assignment, Assumption and Amendment Agreement

On May 8, 2025, BUJA, PubCo, Bukit Jalil Global Investment Ltd., and Continental Stock Transfer & Trust Company (“CST”) entered into an assignment, assumption and amendment agreement (the “Warrant Assumption Agreement”), which amends that certain Warrant Agreement, dated as of June 27, 2023, by and between BUJA and CST (the “Existing Warrant Agreement”), pursuant to which (a) BUJA assigned to PubCo, and PubCo will assume, all of BUJA’s right, title and interest in and to the Existing Warrant Agreement, and (b) each whole BUJA warrant was modified to no longer entitle the holder to purchase ordinary shares of BUJA and instead acquire an equal number of PubCo Class A Ordinary Shares per BUJA warrant, subject to adjustment as described therein.

A copy of the Warrant Assumption Agreement is filed with this Current Report on Form 8-K (this “Report”) as Exhibit 10.1 and is incorporated herein by reference. The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Warrant Assumption Agreement.

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Registration Rights Agreement

Upon the consummation of the Business Combination, on May 8, 2025, PubCo and certain of its security holders entered into a registration rights agreement (“Registration Rights Agreement”), pursuant to which, among other things, PubCo agreed to grant certain registration rights, including customary demand and piggyback registration rights, with respect to PubCo’s securities held by such parties.

A copy of the Registration Rights Agreement is filed with this Report as Exhibit 10.2 and is incorporated herein by reference. The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Registration Rights Agreement.

Item 1.02. Termination of a Material Definitive Agreement.

On the Second Closing Date, in connection with the consummation of the Business Combination, the following material agreements of BUJA were terminated in accordance with their terms:

(i) Investment Management Trust Agreement, dated as of June 27, 2023, as amended on July 1, 2024, by and between BUJA and CST, as trustee, pursuant to which CST invested the proceeds of BUJA’s initial public offering in a trust account and the funds in such account were used to make payments to redeeming shareholders of BUJA and to pay certain of BUJA’s expenses;

(ii) Administrative Services Agreement, dated as of June 27, 2023, by and between BUJA and Bukit Jalil Global Investment Ltd., a Cayman Islands exempted company limited by shares and the sponsor of BUJA (the “Sponsor”), pursuant to which BUJA shall pay the Sponsor a monthly fee of $10,000 for general and administrative services; and

(iii) Sponsor Support Agreement, dated as of August 5, 2024, by and among BUJA, the Sponsor, GIBO and PubCo, pursuant to which the Sponsor agreed to provide certain support for the consummation of the Business Combination.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Report is incorporated by reference into this Item 2.01.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note of this Report is incorporated by reference into this Item 3.01.

In connection with the consummation of the Business Combination, BUJA notified Nasdaq that the Business Combination had become effective and requested that Nasdaq delist BUJA’s units, ordinary shares, warrants and rights. Nasdaq filed a notification of removal from listing and registration on Form 25 on May 8, 2025, thereby commencing the process of delisting BUJA’s units, ordinary shares, warrants and rights from Nasdaq and deregistering the securities under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). BUJA intends to file a certification on Form 15 with the SEC to deregister BUJA’s securities and suspend BUJA’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01, Item 3.01 and Item 5.01 of this Report is incorporated by reference into this Item 3.03.

Item 5.01. Changes in Control of Registrant.

The information set forth in the Introductory Note and Item 2.01 of this Report is incorporated by reference into this Item 5.01.

As a result of the consummation of the Business Combination, a change in control of BUJA occurred. Following the consummation of the Business Combination, BUJA became a wholly-owned subsidiary of PubCo.

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Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note of this Report is incorporated by reference into this Item 5.02.

In connection with consummation of the Business Combination, BUJA’s directors and officers immediately prior to the Second Merger Effective Time ceased to serve in such capacities from and after the Second Merger Effective Time.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note of this Report is incorporated by reference into this Item 5.03.

In connection with consummation of the Business Combination, at the Second Merger Effective Time, the amended and restated memorandum and articles of association of BUJA, as in effect immediately prior to the Second Merger Effective Time, was amended and restated and replaced in its entirety with the form of the second amended and restated memorandum and articles of association of BUJA.

Item 8.01. Other Events

On May 8, 2025, PubCo issued a press release announcing the completion of the Business Combination. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
10.1

Warrant Assumption Agreement, dated May 8, 2025, by and among Bukit Jalil Global Acquisition 1 Ltd., GIBO HOLDINGS LIMITED, Ltd, Bukit Jalil Global Investment Ltd., and Continental Stock Transfer & Trust Company.

10.2	Registration Rights Agreement, dated May 8, 2025, by and among GIBO HOLDINGS LIMITED and certain of its security holders.
99.1	Press Release, dated May 8, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bukit Jalil Global Acquisition 1 Ltd.

Date: May 12, 2025	By:	/s/ LIM Chun Yen
	Name:	LIM Chun Yen
	Title:	Director

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